PORTIONS OF THIS EXHIBIT IDENTIFIED BY "***" HAVE BEEN DELETED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND THE FREEDOM OF INFORMATION ACT.


                                                                 EXHIBIT 10(b)-2


                            STORAGE SERVICE AGREEMENT


                                 BY AND BETWEEN


                          BAY GAS STORAGE COMPANY, LTD.

                                       AND

       SOUTHERN COMPANY SERVICES, INC. AS AGENT FOR ALABAMA POWER COMPANY, GEORGIA POWER COMPANY, GULF POWER COMPANY, MISSISSIPPI POWER COMPANY AND
                       SAVANNAH ELECTRIC AND POWER COMPANY




                             CONTRACT NUMBER FMSE00

                                TABLE OF CONTENTS

ARTICLE                                                                         PAGE
I.        CONDITIONS PRECEDENT                                                   2


II.       COMMENCEMENT OF OPERATIONS                                             3


III.      GAS TO BE RECEIVED, STORED AND DELIVERED                               4


IV.       PERFORMANCE OBLIGATIONS                                                5


V.        DELIVERY PRESSURE                                                      6


VI.       POINT(S) OF RECEIPT AND DELIVERY                                       6


VII.      TITLE AND RISK OF LOSS                                                 6


VIII.     TERM                                                                   7


IX.       DEFAULT AND TERMINATION                                                7


X.        RATES                                                                  8


XI.       TAXES                                                                  9


XII.      NOTICES                                                               10


XIII.     NOMINATIONS                                                           11


XIV.      GENERAL TERMS AND CONDITIONS;
          STATEMENT OF CONDITIONS FOR GAS STORAGE;                              12


XV.       MISCELLANEOUS                                                         12

                            STORAGE SERVICE AGREEMENT



         THIS STORAGE SERVICE AGREEMENT (this "Contract" or "Agreement") is made and entered into as of the 1st day of August, 2000, by and between BAY GAS STORAGE COMPANY, LTD ("Bay Gas"), an Alabama limited partnership, and SOUTHERN COMPANY SERVICES, INC. as agent for Alabama Power Company, Georgia Power Company, Gulf Power Company, Mississippi Power Company and Savannah Electric and Power Company ("Shipper").


                                  WITNESSETH:

         WHEREAS, Bay Gas intends to develop certain new underground gas storage facilities (the "New Storage Facilities") to be constructed in connection with existing underground gas storage facilities located near McIntosh, Alabama which are owned and operated by Bay Gas (the "Existing Storage Facilities"; the Existing Storage Facilities and New Storage Facilities being referred to herein collectively as the "Storage Facilities"); and

         WHEREAS, Shipper desires to contract for a portion of the storage capacity of the Storage Facilities, and desires that Bay Gas receive at the Point(s) of Receipt specified on Exhibit "A" attached hereto and made a part hereof, certain quantities of gas from the pipeline facilities identified therein for the purpose of injecting and storing such gas for Shipper (or for its account) in the Storage Facilities, and that Bay Gas deliver such gas into the pipeline facilities identified on Exhibit "A" at the Point(s) of Delivery therein specified; and

         WHEREAS, Bay Gas desires to perform such services for Shipper, all to be provided pursuant and subject to the terms and conditions hereof.


         NOW, THEREFORE, for and in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Bay Gas and Shipper hereby agree as follows:


                                    ARTICLE I

                              CONDITIONS PRECEDENT

          1.1 Following the date of this Agreement, Bay Gas shall exert its best efforts to obtain:

                  (a) Satisfactory financing for the construction of New Storage Facilities to provide services to Shipper as provided herein (it being understood and agreed that the determinations of what New Storage Facilities shall be constructed and what financing is satisfactory shall be in the sole discretion of Bay Gas); and

                  (b) All permits, authorizations, certificates and approvals, as deemed necessary or desirable by Bay Gas, from all appropriate local, state or federal agencies having jurisdiction over the construction, operation or rates charged for services, to enable it to perform its obligations and receive the benefits provided for hereunder.

         1.2 Promptly following the attainment by Bay Gas of satisfactory financing, and all permits, authorizations, certificates and approvals as set forth in Section 1.1(a) and 1.1(b) consistent with the terms of this Agreement (or the waiver thereof by Bay Gas and Shipper), Bay Gas shall provide Shipper with written notice (the "Commitment Notice") to such effect. In the event Bay Gas has not given the Commitment Notice within *** months after the date of this Agreement, Shipper shall have the option to terminate this Agreement upon providing not less than sixty (60) days advance written notice ("Termination Intent Notice") of its intended termination date (the "Intended Termination Date"); provided that no such notice of intent to terminate may be given after the date a Commitment Notice is given (even if such date is later than *** months after the date of this Agreement), and further provided that if Bay Gas gives a Commitment Notice within sixty (60) days of the date the Termination Intent Notice is given, the Termination Intent Notice shall be deemed withdrawn.


                                   ARTICLE II

                           COMMENCEMENT OF OPERATIONS

          2.1 If Bay Gas provides the Commitment Notice described in ARTICLE I, Bay Gas shall thereafter provide Shipper written notice when facilities to provide the services specified herein are to be operational, and shall state in such notice a date upon which Bay Gas will be ready to receive gas for storage and otherwise provide to Shipper the services specified herein (hereinafter referred to as the "Commencement Date"). Except in the case of force majeure as described in Bay Gas' General Terms and Conditions, attached as Exhibit "B", such notice shall specify a Commencement Date not later than *** months from the date of the Commitment Notice, nor earlier than June 1, 2002. In the event of such Force Majeure the *** months prescribed in the preceding sentence shall be increased by a period of time equal to the time of the force majeure, but in no event shall such*** month period, as it may be increased hereby, be a period greater than *** months. If Bay Gas has not specified a Commencement Date or if the New Storage Facilities have not been placed in service within the time required hereby either Party may terminate this contract by written notice to the other.

         2.2 For a period not to exceed *** days following the Commencement Date (such period to be referred to hereinafter as the "Start-up Period"), the amount of firm and interruptible injection capacity available to Shipper shall be provided in accordance with the volumes set forth in Article 3.1 (e) and (f) below.


                                   ARTICLE III

                    GAS TO BE RECEIVED, STORED AND DELIVERED

         3.1 Contract Quantities. Subject to the terms and conditions established herein and in Bay Gas' General Terms and Conditions, attached as Exhibit "B", and made a part hereof, and Statement of Conditions, attached as Exhibit "C" and made a part hereof, Bay Gas shall provide the following capacities to Shipper, provided that under no circumstances will Bay Gas be obligated to provide to Shipper capacities in excess of the maximum quantities set forth below:

         (a) Firm Withdrawal - a Firm Maximum Daily Withdrawal Quantity ("FMDWQ") of *** MMBtu per day;

         (b) Firm Storage - a Firm Maximum Storage Quantity ("FMSQ") in the Storage Facilities equal to 3,200,000 MMBtu.

         (c) Firm Injection - a Firm Maximum Daily Injection Quantity ("FMDIQ") of *** MMBtu per day.

         (d) Interruptible Injection - an Interruptible Maximum Daily Injection Quantity ("IMDIQ") of *** MMBtu per day.

         (e) Firm Injection During Start-Up Period - a Firm Maximum Daily Injection Quantity of *** MMBtu per day, but not more than a total of *** MMBtu in any consecutive *** day period during the Start-Up Period.

         (f) Interruptible Injection During Start-Up Period In the event injection nominations exceed a total of *** MMBtu for any consecutive *** day period, Shipper shall have the right to nominate daily interruptible injection for the quantity that exceeds *** MMBtu, up to a total amount of daily Injection equal to *** MMBtu during the Start-Up Period.


         3.2 Gas Tendered. Shipper shall tender or cause to be tendered to Bay Gas at the Point(s) of Receipt specified on Exhibit "A" any gas which Shipper desires to have injected into storage hereunder. The obligation of Bay Gas to receive gas shall not exceed: (a) at any Point of Receipt the lesser of, (i) the Injection Quantities for such Point of Receipt, or (ii) the total daily volume that Shipper or its designee is able and willing to tender at such Point of Receipt; or (b) the aggregate Injection Quantities for all Points of Receipt. Shipper shall also receive or cause to be received gas requested to be withdrawn from storage at the Point(s) of Delivery herein specified on Exhibit "A" upon tender for delivery by Bay Gas.

         3.3 Gas Received and Delivered. Subject to the operating conditions of the pipeline(s) delivering or receiving gas for Shipper's account and the terms hereof, Bay Gas shall receive gas for injection from Shipper at the Point(s) of Receipt and deliver gas to Shipper at the Point(s) of Delivery specified on Exhibit "A" as scheduled by Shipper from time to time; provided that Bay Gas shall not be obligated to receive for injection any quantity of gas if the injection of the same would cause the quantity of gas stored in the Storage Facilities for Shipper's account ("Shipper's Gas Storage Inventory") to exceed the total of Shipper's FMSQ as stated above; nor shall Bay Gas be obligated at any time to deliver more gas to Shipper than Shipper has in its then-current Shipper's Gas Storage Inventory.

         3.4 Gas to be Withdrawn on Termination. Shipper must have all of its gas withdrawn by the end of the term of this Contract. If at any time service pursuant to this Contract is canceled or terminated prior to the end of the term specified herein, Shipper shall be required to withdraw its gas within a sixty
(60) day balancing period after the determination by Bay Gas that any unwithdrawn volumes exist, the maximum number of days allowed for withdrawal to be determined by dividing: (i) the volume of gas Shipper is required to withdraw, by (ii) fifty percent (50%) of Shipper's FMDWQ. If Bay Gas is unable to withdraw any volume requested by Shipper, up to fifty percent (50%) of Shipper's FMDWQ, the period shall be extended accordingly. If the gas is not withdrawn within the specified time period, Bay Gas shall take title to such gas not withdrawn.


                                   ARTICLE IV

                             PERFORMANCE OBLIGATION

         4.1 Firm Service. All Firm service rendered under this Contract shall be provided to Shipper except in the case of force majeure as described in Bay Gas' General Terms and Conditions attached as Exhibit "B". Bay Gas shall not be obligated to provide capacities in excess of those stated in Section 3.1 of this Contract.

         4.2 Interruptible Service. Interruptible injection service rendered under this Contract shall be fully interruptible and shall be offered in accordance with the provisions established in the Statement of Conditions attached as Exhibit "C".

         4.3 Curtailed Capacity. In the event Bay Gas curtails firm storage service hereunder in accordance with the provisions of this Agreement Bay Gas shall, pursuant to the Statement of Conditions attached as Exhibit "C", provide available capacity pro rata based on Shipper's FMDIQ or FMDWQ, as applicable. Shipper's pro rata share shall be determined by comparing Shipper's FMDIQ or FMDWQ to the lesser of 100% of Bay Gas' corresponding daily capacities, or the total amount of daily corresponding capacity contracted to firm customers of Bay Gas.

                                    ARTICLE V

                                DELIVERY PRESSURE

         Delivery Pressure. Shipper is obligated to deliver gas at the Point(s) of Receipt identified in Exhibit "A" at a pressure sufficient for Bay Gas to transport such gas to its storage facility recognizing that the amount of such pressure required may vary based on the operations of the Bay Gas pipeline; provided however, Shipper is not required to deliver gas at the Point(s) of Receipt at pressure(s) greater than stated as "MINIMUM PRESSURE" in Exhibit "A".


                                   ARTICLE VI

                        POINT(S) OF RECEIPT AND DELIVERY

         6.1 Point(s) of Receipt. The Point(s) of Receipt for all gas to be tendered by Shipper to Bay Gas for injection into the Storage Facilities shall be as specified on Exhibit "A", and the maximum daily quantity of gas which Bay Gas is obligated to receive from Shipper at each individual Point of Receipt shall not exceed the maximum stated thereon.

         6.2 Point(s) of Delivery. The Point(s) of Delivery for all gas to be tendered by Bay Gas to Shipper for delivery pursuant to the terms hereof shall be as specified on Exhibit "A", and the maximum quantities of gas which Bay Gas is obligated to deliver to Shipper at each such Point of Delivery shall not exceed the maximum stated thereon.

         6.3 Addition / Deletion of Point(s) of Receipt or Delivery. Bay Gas and Shipper may add or delete Point(s) of Receipt or Delivery from time to time by mutual agreement evidenced by a signed amendment to Exhibit "A".

                                   ARTICLE VII

                             TITLE AND RISK OF LOSS

         7.1 Title. Title to the natural gas stored by Bay Gas and delivered to Shipper hereunder shall, at all times, be in Shipper's name. Bay Gas makes no warranty of title whatsoever. Shipper warrants for itself, its successors and assigns, that it will have at the time of delivery of gas for storage hereunder good title or valid right to deliver such gas stored hereunder. Shipper warrants for itself, its successors and assigns, that the gas it delivers hereunder shall be free and clear of all liens, encumbrances, or claims whatsoever; and that it will indemnify Bay Gas and save it harmless from all claims, suits, actions, damages, costs and expenses arising directly or indirectly from or with respect to the title to gas tendered to Bay Gas hereunder.

         7.2 No Encumbrance on Stored Gas. Bay Gas covenants that it shall neither cause nor allow any cloud or encumbrance of any nature to arise by, through or under Bay

Gas with respect to Shipper's title to any gas tendered to Bay Gas for storage, and agrees to deliver such gas pursuant to this Agreement free from all liens and adverse claims arising by, through or under Bay Gas, and that it will indemnify, protect, and save Shipper harmless from all claims, suits, actions, damages, costs and expenses arising directly or indirectly from the same.

         7.3 Control and Possession. As between Shipper and Bay Gas: Shipper shall be in control and possession of the gas prior to delivery to Bay Gas for injection at the Point(s) of Receipt and after delivery by Bay Gas to Shipper at the Point(s) of Delivery, and shall indemnify and hold Bay Gas harmless from any damage or injury caused thereby except for damages and injuries caused by the sole negligence of Bay Gas; and, Bay Gas shall be in control and possession of the gas after the receipt of the same for injection at the Point(s) of Receipt and until delivery by Bay Gas to Shipper at the Point(s) of Delivery, and shall indemnify and hold Shipper harmless from any damage or injury caused thereby, except for damages and injuries caused by the sole negligence of Shipper. The risk of loss for all gas injected into, stored in and withdrawn from the Storage Facilities shall be and remain with the Party having control and possession of the gas as herein provided.


                                  ARTICLE VIII

                                      TERM

         8.1 Primary Term; Renewal. This Contract shall be effective as of its execution, subject to termination in accordance with the provisions of ARTICLE I or ARTICLE II, and shall continue in full force and effect for a period of *** years beginning on the Commencement Date ("Primary Term"). Following the Primary Term the Contract shall automatically renew for successive *** terms (each a "Renewal Term") unless terminated at the end of the Primary Term, or the end of any Renewal Term (or earlier terminated in accordance with Section 9.1) by written notice delivered by either Party to the other not less than *** prior to the end of the Primary Term or any Renewal Term as the case may be.


                                   ARTICLE IX

                             DEFAULT AND TERMINATION

         9.1 If either Party hereto shall fail to perform any of the covenants or obligations imposed upon it by virtue of this Contract (except where such failure shall be excused under any of the provisions of this Agreement or except where other termination remedies have been established under this Agreement), then in such event the other Party may, at its option, terminate this Contract by proceeding as follows: the Party not in default shall cause a written notice to be served upon the Party in default, stating specifically the cause for terminating this Contract and declaring it to be the intention of the Party giving the notice to terminate the same; whereupon, the Party in default shall have thirty (30) days after receipt of the aforesaid notice within which to remedy or remove the cause or causes of default stated in the notice of termination and if, within said period of thirty (30) days, the Party in default does so remedy and remove such cause or causes, and fully indemnifies the Party not in breach, then such notice shall be nullified and this Contract shall continue in full force and effect. In the event the Party in default does not so remedy and remove the cause or causes of default, or does not fully indemnify the Party giving the notice for such Party's actual damages as a result of such breach within said period of thirty
(30) days, then this Contract shall terminate after the expiration of said period; provided, however, that if such default be remedied but no indemnification therefor has been made due to a bona fide dispute between the Parties as to the amount thereof, then this Contract shall not terminate, but the Party not in default shall have the right to seek recovery of its actual damages as provided by law. Notwithstanding any provision to the contrary in the Statement of Conditions or the General Terms and Conditions, any termination for breach of this Contract shall be carried out strictly in accordance with this section.

         9.2 Any cancellation of this Contract pursuant to the provisions of this Article IX shall be without prejudice to the right of the Party not in default to collect any amounts then due it and without waiver of any other remedy or performance to which the Party not in default may be entitled.

                                    ARTICLE X

                                      RATES

         10.1 Storage Charges. In accordance with the billing procedures described in the General Terms and Conditions, attached as Exhibit "B" beginning with the month in which the Commencement Date occurs, Shipper shall pay to Bay Gas during the Primary Term or any Renewal Term of the Contract the following charges, which include all taxes in effect on the date of this Contract:

         (a) Firm Services Monthly Demand Charge - *** per MMBtu of Shipper's FMSQ for each month of the Primary Term and Renewal Term of the Contract; provided, however, that during the Start-Up Period the Firm Services Monthly Demand Charge shall be *** plus;

         (b) Injection and Withdrawal Charges - *** per MMBt of gas received by Bay Gas for injection into storage hereunder (excluding gas retained by Bay Gas as fuel) ("Injection Charge") and *** for each MMBtu of gas delivered by Bay Gas to Shipper hereunder ("Withdrawal Charge") during the Primary Term and Renewal Term of the Contract. Bay Gas reserves the right to exchange gas in lieu of physically injecting or withdrawing nominated gas volumes, and gas so exchanged shall be accounted and charged for as having been injected or withdrawn as nominated.

         (c) Fuel Charge - A Fuel Charge shall be paid by permitting Bay Gas to retain *** of all volumes of gas tendered by Shipper for injection at the Storage

                  Facility during the Primary Term and Renewal Term of the Contract. Upon measurement of volumes tendered by Shipper for a given day, *** of the total amount measured shall be retained by Bay Gas to satisfy Shipper's fuel cost obligation hereunder, and the remaining *** shall be applied to computing compliance with the applicable FMDIQ and FMSQ, and computing the amount of Shipper's Gas Storage Inventory.

         10.2 Suspension of Payments. In the event that Bay Gas is, due to an event of force majeure as defined in the General Terms and Conditions attached as Exhibit "B" unable to provide storage services, or a portion thereof, under this Contract for a consecutive thirty (30) day period, then the obligation of Shipper to make payment hereunder for such unavailable services, or a portion thereof, shall thereafter be suspended, to the extent of the unavailable services, until such service is again made available hereunder. Any subsequent curtailment or excused failure to provide storage services hereunder during the same calendar year shall result in a pro-rata reduction in the monthly charges to be paid by Shipper for the month or months in which the failure occurred.


                                   ARTICLE XI

                                      TAXES

         11.1 (a) Shipper agrees to pay to Bay Gas, by way of reimbursement, within twenty (20) days of receipt of an invoice for same, all taxes levied or imposed upon Bay Gas after the date hereof; and any increases in existing taxes which may be made effective after the date hereof, with respect to the storage of gas hereunder. Bay Gas agrees to pass through to Shipper in its monthly billings any savings resulting from decreases in existing taxes which may be made effective after the date hereof, with respect to the storage of gas hereunder. In the event that any additional taxes or increases in taxes are imposed and, should Bay Gas elect not to challenge the same, then Shipper shall be subrogated to Bay Gas' rights to challenge the same. In no event shall Shipper be required to pay any tax in a greater amount than its pro-rata share.

               (b) Shipper shall reimburse Bay Gas for Shipper's pro-rata portion of all ad valorem taxes, property taxes and/or other similar taxes.

         11.2 The term "taxes" as used in Section 11.1 shall mean all taxes which are now in existence or which may in the future be levied upon Bay Gas, or its facilities or the storage of gas hereunder (other than, capital stock, income or excess profit taxes, or general franchise taxes imposed on corporations on account of their corporate existence or on their right to do business within the state as a foreign corporation and similar taxes), including, but not limited to, gross receipts tax, street and alley rental tax, licenses, fees and any other taxes, charges or fees of any kind levied, assessed or made by any governmental authority on the act, right or privilege of transporting, handling or delivering gas or using Bay Gas' Storage Facilities, or any fee in respect to the gas or the storage, transportation or other handling thereof.


                                   ARTICLE XII

                                     NOTICES

         12.1 Whenever any notice, request, demand, statement, nominations or payment is required or permitted to be given under any provision of this Contract, unless expressly provided otherwise, such shall be in writing, signed by or on behalf of the person giving the same, and shall be deemed to have been given and received upon the actual receipt thereof (including the receipt of a telecopy or facsimile of such notice) at the address of the Parties as follows:


NOTICES AND CONTRACT MATTERS:

Bay Gas:                                   Contact
Bay Gas Storage Company, Ltd.              Gordon Royce / Harris Oswalt
Post Office Box 1368                       Telephone:  (334) 450-4688
Mobile, Alabama  36633                     Fax:  (334) 476-8292

Shipper:
Southern Company Services, Inc.
14N-8162
600 North 18th Street
Birmingham, AL  35203
 Attn: Vice President , Fuel Services

INVOICES:
Bay Gas:                                   Contact
Bay Gas Storage Company, Ltd.              Gordon Royce / Harris Oswalt
Post Office Box 1368                       Telephone:  (334) 450-4688
Mobile, Alabama  36633                     Fax:  (334) 476-8292

Shipper:                                   Contact
Southern Company Services, Inc             Attn:  Tracy Autrey
GS - 8259
600 North 18th Street
Birmingham, AL.  35203

DELIVERY NOTIFICATIONS, NOMINATIONS:

Bay Gas:                                   Contact
Bay Gas Storage Company, Ltd.              Gordon Royce / Harris Oswalt
Post Office Box 1368                       Telephone:  (334) 450-4688
Mobile, Alabama  36633                     Fax:  (334) 476-8292
                                           Nights/Weekends: (334) 476-2120
                                           Fax  (334) 450-4758

Shipper:                                   Contact:
Southern Company Services, Inc.            Ken Damsgard:  (205) 257-5887
600 North 18th Street                      Pager:  (888) 631-1416
Birmingham, AL  35291                      Vicki Gaston:  (205)257-7194
Attn: Fuel Scheduling                      Scott Teel:  (205) 257-5803
                                           Generation Desk:  (205) 257-6301

         12.2 Operating communications made by telephone or other mutually agreeable means shall be confirmed in writing or by telecopy within two (2) hours following same if confirmation is requested by either Party. To facilitate such operating communications on a daily basis, lists of names, telephone and telecopy numbers of appropriate operating personnel shall be exchanged by and between Bay Gas and Shipper before commencement of service under this Contract. Such lists shall be updated from time to time.

         12.3 Either party may revise its addresses by giving notice in accordance herewith, designating in such writing the new address of such Party.


                                  ARTICLE XIII

                                   NOMINATIONS

         13.1 Bay Gas shall accept intra-day nominations until 10:00 AM central clock time. Scheduled quantities resulting from such intra-day nominations will be effective at 5:00 PM that day. Such intra-day nominations from firm Shippers will bump any previously scheduled interruptible quantity.

After the 10:00 AM deadline, Bay Gas shall continue to accept intra-day nominations until 5:00 PM. Scheduled quantities resulting from such intra-day nominations will be effective at 9:00 PM. Bumping of previously scheduled interruptible quantities is not allowed for such nominations.

         13.2 Bay Gas will maintain personnel and equipment available to receive and act upon nomination changes and confirmations twenty-four (24) hours per day.

         13.3 Written nominations and confirmations of verbal nominations will be made on the nomination form attached hereto as Exhibit "D".

         13.4 In the event that Bay Gas fails to obtain confirmation from Shipper's transportation service of Shipper's nomination, Bay Gas shall notify Shipper of such failure as soon as practicable.


                                   ARTICLE XIV

                          GENERAL TERMS AND CONDITIONS;
                     STATEMENT OF CONDITIONS FOR GAS STORAGE

         The following are hereby incorporated herein and made a part of this Contract as if fully set forth herein: (a) the General Terms and Conditions attached hereto as Exhibit "B" (the "General Terms and Conditions"); and the Statement of Conditions for NGPA Section 311(a)(2) Gas Storage Services attached hereto as Exhibit "C" (the "Statement of Conditions"). In the event of any conflict or inconsistency between the terms hereof and the terms of the General Terms and Conditions or the Statement of Conditions, such conflict or inconsistency shall be resolved in favor of the terms hereof (it being the intent of this Agreement that the foregoing language is an exception to the provisions of Article X of the Statement of Conditions).


                                   ARTICLE XV

                                  MISCELLANEOUS

         15.1 Amendment. Neither this Contract nor any provisions hereof may ever be amended, changed, modified or supplemented except by an agreement in writing, duly executed by the Party to be charged with the same.

         15.2 Assignment. Either party may assign its rights, titles or interests hereunder to any individual, bank, trustee, company or corporation ("Lender") as security for any note, notes, bonds or other obligations or securities of such assignor. In the event of such an assignment by Bay Gas, Shipper shall provide such financial information to the Lender which is the assignee of Bay Gas as may be reasonably requested by Bay Gas. Except as specified in the first sentence of this Section 15.2, no assignment shall be made without the written consent of the other party hereto, which consent shall not be unreasonably withheld. No assignment provided for hereunder shall in any way operate to enlarge, alter or change any obligation of the other party hereto nor shall the assignee be relieved of its obligations hereunder without the express written consent of the non-assigning party.

         15.3 Invalid Provision. In the event one or more of the provisions contained herein shall be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision hereof and this Agreement shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein, provided that the deletion of such invalid, illegal or unenforceable provision does not materially change the intended nature and risk of the services provided hereunder.

         15.4 Alabama Public Service Commission. This Contract shall be subject to the approval of the Alabama Public Service Commission in accordance with
Section 1.2.

         15.5 Entire Agreement. This Agreement and the exhibits attached hereto contain the entire agreement between the Parties and there are no representations, understandings or agreements, oral or written, between the Parties which are not included herein.

         15.6 Governing Law. As to all matters of construction and interpretation, this Contract shall be interpreted, construed and governed by the laws of the State of Alabama, excluding any conflict of laws rule which would direct the application of the law of another jurisdiction.

         15.7 Agent's Authority. Southern Company Services, Inc. warrants its authority to act as agent for Alabama Power Company, Georgia Power Company, Gulf Power Company, Mississippi Power Company and Savannah Electric and Power Company in the execution of this Agreement, and to bind each of these electric utility companies, individually, to the terms and conditions of this Agreement. Shipper agrees to provide evidence of such authority as may be reasonably required by Bay Gas.

Following any failure by Shipper to perform any obligations hereunder, upon request by Bay Gas, Southern Company Services, Inc. shall designate in writing which of the foregoing electric utility companies is responsible for such failure. In the event Southern Company Services, Inc. does not provide such designation within five business days of a request by Bay Gas, Bay Gas shall be entitled to presume conclusively that the responsible party is the electric utility company with the highest credit rating (or if two or more have the same credit rating Bay Gas shall be entitled to presume conclusively that such electric utility companies are responsible on a pro-rata basis).

         15.8 Previous Contract Termination. Shipper and Bay Gas agree to terminate their storage contract Number FSMC99, dated April 1, 1999 (including all amendments), on the Commencement Date of this Contract as defined herein.

         15.9 General Services Administration Regulation. Bay Gas agrees to comply with the provisions attached hereto as Exhibit "E" and made a part hereof.

         IN WITNESS WHEREOF, the Parties have executed, or caused to have executed, this Contract in one or more copies or counterparts, each of which shall constitute and be an original of this Contract effective between the Parties as of the date first-above written.


                                BAY GAS:

WITNESS:                        BAY GAS STORAGE COMPANY, LTD.
                                By MGS Storage Services, Inc., its managing general partner


/s/ Catherine E. Korte          By:   /s/ W. G. Coffeen, III

                                Its:   Vice President



                                SHIPPER:

WITNESS:                        SOUTHERN COMPANY SERVICES, INC., as
                                agent for, Alabama Power Company, Georgia
                                Power Company, Gulf Power Company,
                                Mississippi Power Company and Savannah
                                Electric and Power Company


/s/ Alan M. Kilpatrick          By:  /s/ Anthony J. Topazi

                                Its:  Vice President

                                   EXHIBIT "A"

TO STORAGE AGREEMENT ("CONTRACT") BETWEEN BAY GAS STORAGE COMPANY, LTD. AND SOUTHERN COMPANY SERVICES, INC. AS AGENT FOR ALABAMA POWER COMPANY, GEORGIA POWER COMPANY, GULF POWER COMPANY, MISSISSIPPI POWER COMPANY AND SAVANNAH ELECTRIC AND POWER COMPANY

                                                                                                 MINIMUM
POINT(S) OF RECEIPT                                                     FMDIQ                    PRESSURE
-------------------                                                     -----                    --------
                                                                       (MMBtus)                   (PSIG)
Interconnection between the Storage
Facilities and the pipeline facilities of
FGT in Mobile County, Alabama                                            ***                         625
(Interconnect ID: BG-1002)

Interconnection between the Storage
Facilities and the pipeline facilities
of Koch Gateway in Mobile County,
Alabama (Interconnect ID: BG-1003)                                       ***                         575


Gas may be scheduled for receipt at either or all of the Points of Receipt, in quantities up to the maximum quantities indicated for each such Point, but the cumulative total of receipts at all Points of Receipt shall not exceed the total maximum quantity indicated in Article III herein for firm and interruptible injection, unless otherwise agreed by Bay Gas.

                                                                                                   FMDWQ
                                                                                                  --------
                                                                                                  (MMBtus)
POINT(S) OF DELIVERY
Interconnection between the Storage Facilities and
the pipeline facilities of FGT in Mobile County, Alabama                                             ***
(Interconnect ID: BG-1002)

The weld connection between the Storage Facilities and Alabama Power Company's pipeline downstream of the Bay Gas metering facility at Plant Barry in
Mobile County, Alabama (Interconnect ID: BG-1006)                                                    ***

Interconnection between the Storage
Facilities and the pipeline facilities
of Koch Gateway in Mobile County,
Alabama (Interconnect ID: BG-1003)                                                                   ***

                                                                                                     FMDWQ
                                                                                                    --------
                                                                                                    (MMBtus)
Interconnection between the Storage
Facilities and the facilities of FGT at
Olin in Washington County, Alabama                                                                    ***
(Interconnect ID: BG-1005)

Gas may be scheduled for delivery at either or all of the Points of Delivery, in quantities up to the maximum quantities indicated for each such Point, but the cumulative total of deliveries at all Points of Delivery shall not exceed the total maximum quantity indicated in Article III herein for firm withdrawal, unless otherwise agreed by Bay Gas.

                                   EXHIBIT "D"

Nomination To:                Bay Gas Storage

Nomination From:              Southern Company Services


                                                     DAILY
      NOM            START           END            VOLUME              DELIVERY             DELIVERY                UPSTREAM
      TYPE           DATE           DATE            (MMBtu)               PIPE                POINT                  CONTRACT
---------------  -------------  ------------  -------------------  -----------------  ----------------------  --------------------


  Inject

DAILY
TOTAL:







                                                     DAILY
      NOM            START           END            VOLUME              DELIVERY             DELIVERY                UPSTREAM
      TYPE           DATE           DATE            (MMBtu)               PIPE                POINT                  CONTRACT
---------------  -------------  ------------  -------------------  -----------------  ----------------------  --------------------

     Withdrawal


DAILY
TOTAL:


                                   EXHIBIT "E"



                              COMPLIANCE WITH LAWS

Shipper is a government contractor under an Area-Wide Utilities Service Contract with the General Services Administration of the United States Government. Bay Gas agrees that the provisions contained in the Federal Acquisition Regulation referred to below shall, as if set forth herein in full text, be incorporated into and form a part of this Contract and Bay Gas shall comply therewith, if the amount of such Contract and the circumstances surrounding its performance meet the criteria set out in each of the provisions referred to below, for incorporation of the provision(s) into contracts between Shipper and others:


               (1) 52.203-6   Restrictions on Subcontractor Sales to
                              the Government

               (2) 52.203-7   Anti-Kickback Procedures

               (3) 52.222-26  Equal Opportunity

               (4) 52.223-2   Clean Air and Water

               (5) 52.223-14  Toxic Chemical Release Reporting


Upon request, Shipper will provide the full text of any of the above provisions or clauses incorporated herein by reference. Bay Gas hereby warrants that Bay Gas is not debarred, suspended or proposed for debarment as a contractor or subcontractor to any department, agency or other division of the U.S. Government.